UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2026

ARKO Corp.

(Exact Name of registrant as specified in its charter)

Delaware	001-39828	85-2784337
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8565 Magellan Parkway
Suite 400
Richmond, Virginia		23227-1150
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 730-1568

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ARKO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 3, 2026, ARKO Petroleum Corp. (“APC”), a subsidiary of ARKO Corp., a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission an amendment to its registration statement on Form S-1 (the “APC Registration Statement”). The APC Registration Statement included APC’s preliminary estimated net income for the fourth quarter and year ended December 31, 2025. Based upon preliminary estimated financial results, APC currently expects net income will be between $4.1 million to $7.4 million and $28.8 million to $32.1 million for the fourth quarter and year ended December 31, 2025, respectively.

The unaudited preliminary financial results for the fourth quarter and year ended December 31, 2025 reflect APC’s preliminary estimates with respect to such results based on currently available information and are subject to completion of its financial closing procedures. APC’s financial closing procedures for the fourth quarter and year ended December 31, 2025 are not yet complete and, as a result, its actual results may vary from the estimated preliminary results presented here.

The preliminary estimates presented herein have been prepared by, and are the responsibility of, management. Grant Thornton LLP, APC’s independent registered public accounting firm, has not audited, reviewed, compiled, or performed any procedures with respect to the preliminary financial information. Accordingly, Grant Thornton LLP does not express an opinion or any other form of assurance with respect thereto.

On February 3, 2026, the Company issued a press release announcing certain preliminary estimated financial results for the fourth quarter and year ended December 31, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.02.

Item 7.01 Regulation FD Disclosure.

The information contained in Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent expressly stated in such filing.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. These statements may relate, among other things, to expectations regarding the estimated financial results for the fourth quarter and year ended December 31, 2025 for each of APC and the Company. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” “confident,” “prospects” and “project” and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions, but rather are subject to various risks and uncertainties. Some of these risks and uncertainties are identified in the Company’s filings with the Securities and Exchange Commission. Should any risks or uncertainties develop into actual events, these developments could have material adverse effects on the company's business, financial condition and results of operations. The Company disclaims all obligations to update any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release issued by ARKO Corp. on February 3, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARKO CORP.

Date:	February 3, 2026	By:	/s/ Arie Kotler
		Name: Title:	Arie Kotler Chairman of the Board, President and Chief Executive Officer